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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report June 23, 1998
                       (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


            1-3950                                   38-0549190
            ------                                   ----------
      (Commission File Number)            (IRS Employer Identification No.)


The American Road, Dearborn,  Michigan                   48121
----------------------------------------                 -----
(Address of principal executive offices)               (Zip Code)



        Registrant's telephone number, including area code 313-322-3000





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ITEM 5.  OTHER EVENTS.

     As disclosed in Ford Motor Company's press release issued April 7, 1998, of the aggregate $3.2 billion cash distribution made by Ford to its U.S. employee savings plans on that date in connection with the spin-off of Associates First Capital Corporation, about $2 billion was being reinvested by participants in those plans in Ford common stock through the Ford Stock Fund. That reinvestment process was completed on June 23, 1998.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FORD MOTOR COMPANY
                                      (Registrant)



                                   By: /s/John M. Rintamaki
                                       --------------------
                                       John M. Rintamaki
                                       Secretary
Date: June 26, 1998